Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions
Acquisitions

Omnicare Acquisition

On August 18, 2015, the Company acquired 100% of the outstanding common shares and voting interests of Omnicare, for $98 per share for a total of $9.6 billion and assumed long-term debt with a fair value of approximately $3.1 billion. Omnicare is a leading health care services company that specializes in the management of complex pharmaceutical care. Omnicare’s long-term care (“LTC”) business is the nation’s largest provider of pharmaceuticals, related pharmacy consulting and other ancillary services to chronic care facilities and other care settings. In addition, Omnicare has a specialty pharmacy business operating primarily under the name of ACS Pharmacy, and provides commercialization services under the name of RxCrossroads®. The Company includes LTC and the commercialization services business in the Retail/LTC Segment, and includes the specialty pharmacy business in its Pharmacy Services Segment. The Company acquired Omnicare to expand its operations in dispensing prescription drugs to assisted-living and long-term care facilities, and to broaden its presence in the specialty pharmacy business as the Company seeks to serve a greater percentage of the growing senior patient population in the United States.

The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition:

(In millions)
Current assets (including cash of $298)	$1,657
Property and equipment	313
Goodwill	9,139
Intangible assets	3,962
Other noncurrent assets	63
Current liabilities	(773)
Long-term debt	(3,110)
Deferred income tax liabilities	(1,498)
Other noncurrent liabilities	(69)
Redeemable noncontrolling interest	(39)
Total consideration	$9,645

The goodwill represents future economic benefits expected to arise from the Company’s expanded presence in the pharmaceutical care market, the assembled workforce acquired, expected purchasing and revenue synergies, as well as operating efficiencies and cost savings. Goodwill of $8.7 billion was allocated to the Retail/LTC Segment and the remaining goodwill of $0.4 billion was allocated to the Pharmacy Services Segment. Approximately $0.4 billion of the goodwill is deductible for income tax purposes. Intangible assets acquired include customer relationships and trade names of $3.9 billion and $74 million, respectively, with estimated weighted average useful lives of 19.1 and 2.9 years, respectively, and 18.8 years in total.

During the year ended December 31, 2015, the Company incurred transaction costs of $70 million associated with the acquisition of Omnicare that were recorded within operating expenses.

The Company’s consolidated results of operations for the year ended December 31, 2015, include $2.6 billion of net revenues and net income of $61 million associated with the operating results of Omnicare from August 18, 2015 to December 31, 2015. These Omnicare operating results include severance costs and accelerated stock-based compensation.

The following unaudited pro forma information presents a summary of the Company’s combined results of operations for the years ended December 31, 2015 and 2014 as if the Omnicare acquisition and the related financing transactions had occurred on January 1, 2014. The following pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transactions been effected on the assumed date, nor is it necessarily an indication of trends in future results for a number of reasons, including, but not limited to, differences between the assumptions used to prepare the pro forma information, basic shares outstanding and dilutive equivalents, cost savings from operating efficiencies, potential synergies, and the impact of incremental costs incurred in integrating the businesses.

	Year Ended December 31,
(In millions, except per share data)	2015	2014

Total revenues	$156,798	$144,836
Income from continuing operations	5,277	4,522
Basic earnings per share from continuing operations	$4.70	$3.88
Diluted earnings per share from continuing operations	$4.66	$3.85

Pro forma income from continuing operations for the year ended December 31, 2015, excludes $135 million related to severance costs, accelerated stock-based compensation and transaction costs incurred in connection with the Omnicare acquisition. Pro forma income from continuing operations for the year ended December 31, 2014, includes a $521 million loss on the early extinguishment of debt recorded by CVS Health.

Target Pharmacy Acquisition

On December 16, 2015, the Company acquired the pharmacy and clinic businesses of Target for approximately $1.9 billion, plus contingent consideration of up to $60 million based on future prescription growth over a three year period. The Company acquired Target’s 1,672 pharmacies which operate in 47 states and will operate them through a store-within-a-store format, branded as CVS Pharmacy. The Company also acquired 79 Target clinic locations which were rebranded as MinuteClinic. The Company acquired the Target pharmacy and clinic businesses primarily to expand the geographic reach of its retail pharmacy business.

The fair values of the assets acquired at the date of acquisition were approximately as follows:

In millions
Accounts receivable	$2
Inventories	467
Property and equipment	9
Intangible assets	490
Goodwill	900
Total cash consideration	$1,868

Intangible assets acquired include customer relationships with an estimated useful life of 13 years. The goodwill represents future economic benefits expected to arise from the Company’s expanded geographic presence in the retail pharmacy market, the assembled workforce acquired, expected purchasing and revenue synergies, as well as operating efficiencies and cost savings. The goodwill is deductible for income tax purposes. No liability for any potential contingent consideration has been recorded based on current projections for future prescription growth over the relevant period.

In connection with the closing of the transaction, the Company and Target entered into pharmacy and clinic operating and master lease agreements. See Note 6 “Leases” of the consolidated financial statements for disclosures of the Company’s leasing arrangements.

During the year ended December 31, 2015, the Company incurred transaction costs of approximately $26 million associated with the acquisition that were recorded within operating expenses. The results of the Target pharmacies and clinics are included in the Company’s Retail/LTC Segment beginning on December 16, 2015. Pro forma financial information for this acquisition is not presented as such results are immaterial to the Company’s consolidated financial statements.